Offerings - Offering: 1	May 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 11,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,574.34
Offering Note	The Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest. The Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation.